UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 15, 2019

CANNAE HOLDINGS, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	1-38300	82-1273460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1701 Village Center Circle
Las Vegas, Nevada 89134
(Addresses of principal executive offices)

(702) 323-7330
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Cannae Common Stock, $0.0001 par value	CNNE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2019, the Board of Directors of Cannae Holdings, Inc. (the “Company”) appointed Richard N. Massey to serve as Chief Executive Officer of the Company. Mr. Massey has served as a director of Cannae since June 2018, and is a Senior Managing Director of Trasimene Capital Management, LLC (“Trasimene”), which provides certain management services to the Company.
As Chief Executive Officer, Mr. Massey will no longer receive board retainers or fees. He will receive an annual base salary of $1, and will be eligible for standard benefits available to our executives. As a Senior Managing Director and member of Trasimene, Mr. Massey is also eligible to receive management fee payments, although no such payments have been made in 2019.
Mr. Massey has been a partner of Westrock Capital Partners and Bear State Advisors, both multifamily investment offices. Mr. Massey was Chief Strategy Officer and General Counsel of Alltel Corporation from January 2006 to January 2009. From 2000 until 2006, Mr. Massey served as Managing Director of Stephens Inc., a private investment bank, during which time his financial advisory practice focused on software and information technology companies. Mr. Massey also serves as a director of The Dun & Bradstreet Corporation, which is a Cannae portfolio company, as well as Fidelity National Financial, Inc., Black Knight, Inc. and FGL Holdings. He is also a director of the Oxford American Literary Project and Chairman of the Board of the Arkansas Razorback Foundation.

Item 8.01	Other Events.

On November 19, 2019, the Company issued a press release announcing the appointment of Mr. Massey as Chief Executive Officer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Press Release, dated as of November 19, 2019
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cannae Holdings, Inc.
Date:	November 19, 2019	By:	/s/ Michael L. Gravelle
			Name:	Michael L. Gravelle
			Title:	Executive Vice President, General Counsel, and Corporate Secretary